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                                                                   Exhibit 23






                          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





      As independent public accountants, we hereby consent to the incorporation of our report dated February 15, 1995 on the financial statements of Savannah Electric and Power Company, included in this Form 8-K, into Savannah Electric and Power Company's previously filed Registration Statement File Nos. 33-45757 and 33-52509.




/s/ ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 1, 1995